Targeted therapies for people of all ages May 2025 Day One Biopharmaceuticals

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, significant political, trade or regulatory developments, including tariffs or shifting priorities within the U.S. Food and Drug Administration, and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Inspired by the urgent needs of children, Day One creatively and intentionally develops new medicines for people of all ages with life-threatening diseases

Bringing life-changing medicines to patients sooner Commercial-stage biopharmaceutical company Our goal is to develop and provide access to targeted new medicines to patients of all ages as rapidly as possible Focused on advancing first- or best-in-class medicines for childhood and adult diseases Who we are OJEMDA received approval in April 2024 and is indicated for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation. 2021 IPO 2018 FOUNDED 2024 OJEMDATM APPROVAL Nasdaq: DAWN

Day One’s Future Potential Value creation Continued revenue growth from OJEMDA globally Indication expansion in front-line pLGG with FIREFLY-2 Generate clinical POC data in DAY301 program Fund pipeline expansion Focused capital allocation, leveraging our efficient operating model to maintain strong financial position Proven Track Record Intentional in our approach Expertise developing and commercializing products Demonstrated ability to find and acquire first- or best-in-class medicines Pillars to Support Growth 2024 accomplishments Launched OJEMDA in the U.S., delivering growing revenues Ex-U.S. commercial partnership with Ipsen for OJEMDA Acquisition of DAY301 (PTK7-targeted ADC) meaningfully expands our pipeline Strong balance sheet with ~$473M cash1 (no debt) Compelling near-term opportunities to help patients are the foundation for long-term growth and sustainability 1 As used herein the term, “Cash” means our cash, cash equivalents and short-term investments as of March 31, 2025. pLGG, pediatric low-grade glioma; POC, proof of concept; ADC, antibody-drug conjugate; PTK7, protein tyrosine kinase 7.

Product Candidate Therapeutic Area Preclinical Phase 1 Phase 2 Phase 3/ Registrational Approved Recent & Anticipated Milestones Tovorafenib3 Type II RAF Inhibitor OJEMDA brand name in U.S.1 Ex-U.S. Rights: BRAF-altered relapsed pLGG FDA accelerated approval April 2024 EMA regulatory submission Q1 2025 Front-line RAF-altered pLGG Enrollment completion expected 1H 2026 DAY301 PTK7-Targeted ADC Adult and pediatric solid tumors First dose cohort cleared January 2025 VRK1 Program VRK1 Inhibitor Adult and pediatric cancers In-licensed August 2023 Our goal is to take aim at the gaps that have left patients and their families behind. FIREFLY-1 (pivotal Phase 2)2 FIREFLY-2 (pivotal Phase 3) 1 OJEMDA has received accelerated approval by the U.S. Food and Drug Administration. 2 FIREFLY-1 is an open-label, pivotal Phase 2 trial. 3 Ex-U.S. license agreement with Ipsen to  commercialize OJEMDA (tovorafenib) outside the U.S.  DAY301 is a license agreement with MabCare Therapeutics for exclusive worldwide rights, excluding Greater China, for MTX-13/CB-002, a novel ADC targeting PTK7. VRK1 Program is a research collaboration and license agreement with Sprint Bioscience AB for exclusive worldwide rights to a research-stage program targeting VRK1.  The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established.  Our pipeline

Relapsed or refractory BRAF-altered pLGG OJEMDA Nora Living with pLGG

A serious and life-threatening disease *Incidence of BRAF alterations varies across pLGG subtypes. 1 Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005. 2 Penman CL et al. Front Oncol. 2015;5:54. 3 Cohen AR., N Engl J Med. 2020;386(20):1922-1931. 4 Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. 5 Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. 6 Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. 7 Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 8 De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. Pediatric low-grade glioma: The most common type of brain tumor in children For the majority of pLGG patients in the relapsed setting, there is no standard of care, and until recently, no approved therapies Up to 75% of pLGGs have a BRAF alteration*, of those ~80% are BRAF fusions and ~20% are BRAF V600 mutations2-6 Despite surgery playing a significant role in treatment, the vast majority of patients still require systemic therapy7,8 Due to high rate of disease recurrence, most patients will undergo multiple lines of systemic therapy over the course of their disease pLGGs are chronic and relentless, with patients suffering profound tumor and treatment-associated morbidity that can impact their life trajectory over the long term1

Source: 1. Heitzer AM, Raghubar K, Ris MD, et al. Neuropsychological functioning following surgery for pediatric low-grade glioma: a prospective longitudinal study. J Neurosurg Pediatr. 2019;1-9. doi:10.3171/2019.9.PEDS19357. 2. Bryant R. Managing side effects of childhood cancer treatment. J Pediatr Nurs. 2003;18(2):113-125. doi:10.1053/jpdn.2003.11. 3. Zahnreich S, Schmidberger H. Childhood cancer: occurrence, treatment and risk of second primary malignancies. Cancers (Basel). 2021;13(11):2607. doi:10.3390/cancers/13112607. 4. National Cancer Institute. Fertility issues in girls and women with cancer. http://www.cancer.gov. Accessed June 13, 2022. 5. Alessi I., Caroleo A.M., de Palma L., Mastronuzzi A., Pro S., Colafati G.S., Boni A., Della Vecchia N., Velardi M., Evangelisti M., et al. Short and Long-Term Toxicity in Pediatric Cancer Treatment: Central Nervous System Damage. Cancers. 2022;14:1540. doi: 10.3390/cancers14061540. Conventional treatments can be disruptive to childhood and can have significant long-term consequences Goal of therapy is to control the tumor, minimize the burden of surgery, chemotherapy, and radiation, and reduce the risk of life-long treatment and disease-related effects Surgery Chemotherapy Radiation Significant recovery times Risks of complications Resection may be limited by location of tumor Potential for functional deficits based on location of tumor and extent of resection Requirement for indwelling catheter and weekly infusions Risk of neutropenia, hypersensitivity reactions, nausea and vomiting and peripheral neuropathy Risk of secondary malignancy Risk of malignant transformation Risk of vascular proliferation and stroke Neurocognitive impact, depending on location of tumor and radiation field

Available in tablet formulation and pediatric-friendly powder for oral suspension Overview U.S. prescribing information for OJEMDA Indication OJEMDA is indicated for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation Recommended Dose 380 mg/m2 administered orally once weekly (not to exceed a dose of 600mg once weekly); OJEMDA can be taken with or without food For full prescribing information, visit dayonebio.com *This indication is approved under accelerated approval based on response rate and duration of response. Continued approval for this indication may be contingent upon verification of clinical benefit in a confirmatory trial.

51% Overall response rate (RAPNO-LGG) in 76 evaluable patients Response (IRC) RAPNO-LGG n n (%) 95% CI ORR, n (%) BRAF fusion or rearrangement BRAF V600 mutation Prior MAPKi use MAPKi-naïve Median DOR, months Median TTR, months Range 76 64 12 45 31 39 39 39 (51) 33 (52) 6 (50) 22 (49) 17 (55) 13.8 5.3 1.6-11.2 40-63 39-64 21-79 31-64 36-73 11.3-NR† June 5, 2023 data cutoff. CI, confidence interval; DOR, duration of response; IRC, independent radiology review committee; LGG, low-grade glioma; NR, not reached; ORR, overall response rate; RAPNO, Response Assessment in Pediatric Neuro-Oncology; TTR, time to response; CR, complete response; PR, partial response; MR, minor response; SD, stable disease; PD, progressive disease. † As of the data cutoff, 66% remain on tovorafenib. Efficacy summary from OJEMDA prescribing information Prior BRAFi/MEKi BRAFi/MEKi-naïve BRAF mutation

Warnings and Precautions Hemorrhage Skin toxicity, including photosensitivity Hepatotoxicity Effect on growth Embryo-fetal toxicity Use in NF1- associated tumors No boxed warnings or contraindications TEAEs (≥ 30% of patients [n=137]) Preferred Term, n (%) Any Grade Grade ≥3 Any AE 137 (100) 86 (63) Hair color changes 104 (76) 0 Anemia 81 (59) 15 (11) Elevated CPK 80 (58) 16 (12) Fatigue 76 (55) 6 (4) Vomiting 68 (50) 6 (4) Hypophosphatemia 64 (47) 0 Headache 61 (45) 2 (1) Maculo-papular rash 60 (44) 11 (8) Pyrexia 53 (39) 5 (4) Dry skin 49 (36) 0 Elevated LDH 48 (35) 0 Increased AST 47 (34) 4 (3) Constipation 45 (33) 0 Nausea 45 (33) 0 Upper RTI 43 (31) 2 (1) Dermatitis acneiform 42 (31) 1 (1) Epistaxis 42 (31) 1 (1) June 5, 2023 data cutoff. OJEMDA safety data (n=137). Treatment-emergent AEs ≥20% any grade in arms 1 & 2. AE, adverse event; AST, aspartate aminotransferase; CPK, creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events. Safety summary from OJEMDA prescribing information

1 US Census. 2 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. 3 Penman CL et al. Front Oncol. 2015;5:54. 4 Cohen AR., N Engl J Med. 2020;386(20):1922-1931. 5 Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. 6 Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. 7 Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. * Incidence of BRAF alterations varies across pLGG subtypes. † Predominantly seen in pilocytic astrocytomas. †† May vary across pLGG subtypes. BRAF, V-Raf murine sarcoma viral oncogene homolog B; MAPK, mitogen-activated protein kinase; pLGG, pediatric low-grade glioma. § Estimated annual incidence, estimated prevalence, estimated progression rates, and estimated recurrent/progressive total addressable opportunity are Day One calculations based on publicly available data. The estimated recurrent/progressive total addressable opportunity is based on progression free survival curves modeled from published literature and internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One. Incident Therapeutic Build for New pLGG Patients to be Treated in Frontline Setting U.S. Incident Patients <25 years old with CNS Tumors (0.00521%)1,2 ~5,500 Rate of Low Grade Gliomas (Gliomas rate 63%, Low-Grade 77%)2 ~2,600 ~1,500 Patients Ineligible for Surgery or Post Surgery (58%)2 ~1,100 % BRAF Fusion (80%) † % BRAF V600 (20%) † † ~880 ~220 Frontline (1L) Annual Incident Patients ~1,100 1L BRAF-Altered pLGG Patients Eligible for Systemic Therapy Illustrative pLGG Patient Flow§ Prevalence of Systemically-Treated Patients Under 25 Years ~26,000 5 Year Prevalence ~5,500 Progressed After 5 Years ~55-60% Relapsed / Refractory (2L+) ~55-60% Majority of pLGG patients will progress within 5 years OJEMDA’s Addressable Opportunity in the U.S. Rate of BRAF-Altered (70%-75%)3-7* Treatment Eligible Population ~2,000-3,000 Recurrences Trigger Entry to Treatment Eligible Population Addressable U.S. opportunity of OJEMDA estimated to be ~2,000-3,000 patients

Data from Pivotal Phase 2 FIREFLY-1 trial. Meaningful tumor stabilization or shrinkage may be possible with OJEMDA, in the clinical trial: 51% of children experienced tumor shrinkage by at least 25% 82% of children saw their tumors shrink or remain stable  Efficacy Safety Generally well-tolerated therapy, with 9 out of 10 patients staying on treatment in the clinical trial  Most common grade 3 / 4 adverse events include: anemia, elevated CPK, maculo-papular rash, fatigue & vomiting Dosing Once-weekly, taken with or without food conveniently from home can mean fewer daily interruptions OJEMDA is indicated for the treatment of patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma (LGG) harboring a BRAF fusion, rearrangement, or BRAF V600 mutation. Product profile aligns with what physicians are looking for in a therapy

Commercial performance by the numbers $87.7M OJEMDA Net Product Revenue Since Launch1 $30.5M Q1 2025 OJEMDA Net Product Revenue 2,571 Cumulative Prescriptions Since Launch1,4 1 OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. 2 Q4 2024 revenue included approximately $1.4M of revenue associated with Ex-U.S. sales which has been removed for the purposes of calculating quarter over quarter recurring revenue growth. 3 QoQ represents the comparison of Q1 2025 to Q4 2024. 4 Prescriptions are approximations based on data available as of March 31, 2025. (+11%) QoQ2,3

¹OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. 2Q4 2024 revenue included approximately $1.4M of revenue associated with Ex-US sales which has been removed for the purposes of calculating quarter over quarter recurring revenue growth. Continued OJEMDA revenue growth in Q1 2025 Achieved $87.7M in OJEMDA net product revenue since launch1 Net Revenue Highlights Achieved $30.5M in Q1 2025 OJEMDA net product revenue Represents $3.0M (+11%) U.S. net product revenue growth over Q4 20242 Net Revenue Since Launch1 Q1 2025 Named Patient Program Net Revenue Transitioned to Ipsen OJEMDA U.S. Net Product Revenue +$xM (+xx%) Q2 2024 (Launch) Q3 2024 Q4 2024 +$3M +11%

Prescriptions Since Launch 2 OJEMDA Prescriptions (TRx)1 +16% Strong commercial execution led to continued OJEMDA prescription growth in Q1 2025 Achieved 2,571cumulative scripts since launch Prescription Highlights Growth was driven by new patient starts and a high percentage of on-label patients continuing on therapy each month Continued prescriber adoption accompanied by growing breadth & depth ¹Prescriptions are approximations based on data available as of March 31, 2025. 2 OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. Q1 2025 Q2 2024 (Launch) Q3 2024 Q4 2024

~230 pLGG Patients* per Center PRIORITY 1 17 centers OJEMDA has significant patient opportunity across priority centers PRIORITY 2 85 centers PRIORITY 3 110 Centers ~5,000 ~4,000 ~4,000 Estimated total patients managed by priority 1 centers Estimated patients managed by priority account is calculated by taking the prevalence of pLGG systemically-treated patients under 25 years (~26,000), less the 50% (~13,000) estimated to be in long-term remission and not likely to need an additional systemic therapy, and then broken down by the estimated patients managed within each priority (priority 1 = 30%, priority 2 = 40%, priority 3 = 30%). Estimated patients per center is calculated by taking the estimated patients managed within each priority and divided by the number of centers within each priority. Estimated patients managed by priority is rounded to nearest 1,000 and estimated patients per center is rounded to nearest 10. *Relapsed or refractory pLGG BRAF altered patient who has received a systemic treatment. ~60 pLGG Patients* per Center ~40 pLGG Patients* per Center Estimated total patients managed by priority 2 centers Estimated total patients managed by priority 3 centers

OJEMDA priorities to drive revenue growth in 2025 r/r, relapsed or refractory. Drive depth of prescribing with current prescribers Encourage non-user HCPs to try OJEMDA in their next r/r pLGG patient Establish OJEMDA as standard of care in 2nd line relapsed or refractory BRAF-altered pLGG Support prescribers and patients to allow for optimal duration of treatment

Pivotal Phase 3 trial of tovorafenib in front-line pLGG FIREFLY-2 Bradon Living with pLGG since age 11

Trial design Endpoints Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib vs SoC chemotherapy Eligibility: Patients aged up to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy Tovorafenib available as tablets and pediatric-friendly liquid suspension Patients who progress after stopping tovorafenib may be re-challenged Patients who progress in the SoC arm during or post-treatment may cross-over to receive tovorafenib Primary endpoint: ORR based on RAPNO-LGG criteria, assessed by blinded independent central review The ORR primary analysis is expected to occur ~12 months after the last patient randomized Key secondary endpoints: PFS and DoR by RAPNO-LGG criteria Other secondary endpoints: changes in neurological and visual function, safety, and tolerability Key exploratory objectives: QoL and health utilization measures Non-resectable or sub-total resected LGG AND Requiring first-line systemic therapy N ≈ 400 Stratified by Location of tumor Genomic alteration CDKN2A status Infant CHG diagnosis Tovorafenib, 380mg/m2 QW (not to exceed 600 mg) Investigator's choice of vincristine/carboplatin* or vinblastine or monthly carboplatin Long-term follow-up (48 months) 1:1 Randomization * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. Expansion into front-line treatment represents a meaningful expansion opportunity for tovorafenib in pLGG

PTK7-targeted antibody-drug conjugate (ADC) DAY301

Substantial development and commercial potential for DAY301 Novel ADC active in preclinical models, designed to maximize therapeutic window PTK7: clinically-validated ADC target Anti-tumor activity of anti-PTK7 ADC demonstrated in Phase 1b trial of Pfizer / Abbvie’s cofetuzumab pelidotin1 DAY301: potential first-in-class asset High PTK7 expression in multiple adult and pediatric tumor indications First dose cohort cleared January 2025 1 Cho BC, et al. Ann Oncol. (34; Suppl 2): S460-S461, 2023. DAY301: Next generation ADC targeting PTK7

Potential opportunity for a next-generation PTK7 ADC with improved therapeutic index Clinical results for cofetuzumab pelidotin1 demonstrated proof of concept for PTK7-targeted ADCs Cofetuzumab pelidotin activity seen in multiple tumor types: Ovarian (Pt-resistant): ORR 27% (n=63)  TNBC: ORR 21% (n=29) NSCLC: ORR 19% (n=31)  mDOR: 4.2-5.7m for Ovarian (Pt-resistant)/TNBC/NSCLC mPFS: 1.5-2.9m for Ovarian (Pt-resistant)/TNBC/NSCLC Aur0101 program limited by toxicity, resulting in reduced dose intensity and duration A next generation product with optimized properties and a better therapeutic index may achieve greater clinical efficacy 1 Phase 1b study of PF-06647020/ABBV-647. PTK7: A clinically-validated ADC target

DAY301 has been designed to maximize therapeutic index and overcome limitations of prior programs  Tumor regression at tolerable doses seen in multiple preclinical models Higher HNSTD in cyno toxicology studies; payload with known safety profile High cell permeability / bystander effect; low efflux (not a P-gp substrate) Novel, highly hydrophilic, cleavable linker Moderate-to-high affinity antibody with favorable stability and developability profile Drug-antibody-ratio (DAR) of 8, shown to be effective for other ADCs in solid tumors IP: Composition of Matter patent term expected 2044, once issued 1) Damelin M, et al. A PTK7-targeted antibody-drug conjugate reduces tumor-initiating cells and induces sustained tumor regressions. Sci Transl Med. 2017. HNSTD, Highest Non-Severely Toxic Dose; P-gp, P-glycoprotein. DAY301: Potential first-in-class asset

Improved tumor regression activity demonstrated for DAY301 vs. benchmarks in multiple preclinical models DAY301: First-in-class potential PDX LD1-200615 HNSCC H-score 120 Vehicle Control antibody + DAY301 payload Control antibody + auristatin payload Cofetuzumab pelidotin, 5 mg/kg DAY301, 10 mg/kg * P=0.0316 Days post administration * 0 7 14 21 28 35 Tumor volume (mm3) (mean ± SEM) 2,400 0 2,000 1,600 1,200 800 400 Control antibody + auristatin payload, 5 mg/kg Cofetuzumab pelidotin, 5 mg/kg Control antibody + DAY301 payload, 10 mg/kg Cofetuzumab antibody + DAY301 payload, 10 mg/kg DAY301, 5 mg/kg DAY301, 10 mg/kg * P=0.0435 0 PDX 362310 TNBC H-score 255 4,000 3,000 2,000 1,000 0 7 14 21 28 * Days post administration Tumor volume (mm3) (mean ± SEM) 0 Vehicle Cofetuzumab pelidotin, 10 mg/kg Anti-DLL3 mAb + DAY301 payload, 10 mg/kg B7-H3 DXd ADC, 10 mg/kg Chemotherapy control Cofetuzumab mAb + DAY301 payload Control antibody + DAY301 payload DAY301, 10 mg/kg 20 40 60 80 0 3,000 2,000 1,000 Days post administration PDX 362797 SCLC H-score 210 Tumor volume (mm3) (mean ± SEM) Adapted from Kong C, et al. Mol Cancer Ther. 2023;22:1128–1143. Indicates drug administration 4,000 5,000

Indication PTK7 Expression (>1+) U.S. Patient Population Cases/Deaths ORR at Relapse Median OS at Relapse Endometrial 100%2 67,880/13,2503 39%7 9 months7 Esophageal SCC 76%1 22,370/16,1303 5%4 3 months4 Gastric 35%2 26,890/10,8803 12%14 6-14 months15 Head & Neck SCC 75%1 54,540/11,5803 32%5 7.8 months5 NSCLC 50%2 199,393/106,3103 45-60%8 7-12 months9 Ovarian (platinum resistant) 30%2 (95%)* 19,710/13,2703 20-35%3 17.2 months6 Small Cell Lung 50%2 35,187/18,7603 10-40%10 9-12 months11 TNBC 70%2 46,608/12,6753,16 5-35%12 28 months13 Potential pediatric indications include: neuroblastoma, rhabdomyosarcoma and osteosarcoma 1 Kong et al, 2023; 2 Protein Atlas; 3 PDQ; 4 Parry et al, 2015; 5 Vermorken et al, 2010; 6 Sehouli et al, 2008; 7 Rutten et al, 2021; 8 Park et al, 2017; 9 Assi et al, 2023; 10 Abughanimeh et al, 2020; 11 Asai et al, 2014; 12 Bardia et al, 2021; 13 Cai et al, 2023; 14 Sym et al, 2008; 15 Ji et al, 2023; 16 Saraivaet al, 2017. * MabCare data DAY301: Encouraging development and commercial opportunities

Phase 1a: Monotherapy Dose Escalation FDA-cleared starting dose DL5 RD1 RD2 Identify two recommended dose levels for further evaluation, based on safety and anti-tumor activity BOIN design for efficiency of dose escalation Backfill active dose levels to generate additional safety data Enroll tumor types with known high PTK7 expression Advance two recommended dose levels to Phase 1b Final dose optimization scheme and possible registrational path(s) pending discussions with FDA at end of dose escalation/expansion RD1 Simon 2-stage design Expand to a potential single-arm registrational trial for accelerated approval or randomized trial at optimized dose RD1 cohort RD2 cohort Go to dose optimization Phase 1b: Monotherapy Dose Expansion and Optimization Phase 1: Pediatric Monotherapy Dose Confirmation RD-1 RD2 Lower of the two adult RDs Potential adult indications include platinum resistant ovarian cancer, squamous NSCLC, esophageal SCC, HNSCC, endometrial, and/or SCLC Patients to be selected based on PTK7 expression clinical trial assay Pediatric dose confirmation and efficacy assessment to begin near/at the end of adult dose escalation Initial target indications include neuroblastoma, osteosarcoma, rhabdomyosarcoma Key design elements Adult & pediatric development DL4 DL3 DL2 DL1 RD1 DL, Dose Level; RD, Recommended Dose; BOIN, Bayesian Optimal Interval; HNSCC, Head and Neck Squamous Cell Carcinoma; SCLC, Small Cell Lung Cancer; SCC, Squamous-Cell Carcinoma; NSCLC, Non-Small Cell Lung Cancer DAY301: Initial Phase1a/b clinical trial design

Summary

First quarter 2025 financial results All financial information is unaudited. 1 Includes stock-based compensation expense of $4.3 million for the three months ended 3/31/25, and $4.7 million for the three months ended 3/31/24. 2 Includes stock-based compensation expense of $8.6 million for the three months ended 3/31/25, and $8.0 million for the three months ended 3/31/24. Financial Summary ($ in millions) Three Months Ended 3/31/25 Three Months Ended 3/31/24 OJEMDA Net Revenue 30.5 -- License Revenue 0.3 -- Total Revenue $30.8 $-- Cost of Product Revenue 2.9 -- Research and Development Expense1 39.6 40.2 Selling, General and Administrative Expense2 29.3 26.6 Total Cost and Operating Expenses $71.8 $66.8  Non-operating Income 5.0 4.4 Income Tax Expense -- -- Net Loss ($36.0) ($62.4) 3/31/25 12/31/24 Cash, cash equivalents and short-term investments $473.0 $531.7

Inserted messaging but need help with formatting. Day One is well positioned for sustainable growth and long-term success Drive OJEMDA revenue growth Execute on clinical development pipeline for FIREFLY-2 and DAY301 Leverage our development and commercialization expertise to further expand our multiple asset portfolio Maintain strong capital position while investing in our pipeline

Appendix

Tovorafenib is an investigational, oral, selective, CNS-penetrant, type II RAF inhibitor that was designed to inhibit both monomeric and dimeric RAF kinase Activity in tumors driven by both RAF fusions and BRAF V600E mutations Tablet and pediatric-friendly liquid suspension Once weekly dosing Currently approved type I BRAF inhibitors are indicated for use in patients with tumors bearing BRAF V600 mutations Type I BRAF inhibitors cause paradoxical MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven RAS RAF MEK ERK Proliferation and survival RAF mutation RAF fusion Proliferation and survival Proliferation and survival Tovorafenib RAS-independent activation of the MAPK pathway MAPK pathway Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16. Tovorafenib inhibits both BRAF fusions and BRAF V600 mutations

Three arm, open-label, global registrational phase 2 trial Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a KIAA1549-BRAF fusion or BRAF V600E mutation Arm 2 (expanded access recurrent/progressive LGG, n=60): harboring an activating RAF alteration Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Primary endpoint: ORR based on RANO-HGG1, assessed by blinded independent central review Secondary endpoints: ORR by RAPNO-LGG2 assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety Exploratory analyses: ORR and CBR by RANO-LGG3 assessed by blinded independent central review Day –28 to 0 Study Drug Administration 420mg/m2 QW (not to exceed 600mg), QW in 28-day cycles After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of investigator) Screening C27D1 Enrollment/ Baseline (C1D1) End of Trial Clinical and radiological evaluations at baseline, and every 3rd cycle for pLGG and every 2nd cycle for solid tumors Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability Key Inclusion Criteria 6 months – 25 years of age RAF-altered tumor ≥1 prior line of systemic therapy with radiographic progression Prior use of MAPK pathway targeted therapy was permitted Pivotal Phase 2 trial of monotherapy tovorafenib in relapsed or progressive pLGG (FIREFLY-1) June 5, 2023 data cutoff. 1 Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. 2 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 3 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485 Trial design Endpoints (pivotal arm 1)

Data from pivotal phase 2 trial June 5, 2023 data cutoff FIREFLY-1

Characteristic Arm 1 (n=77) Median age, years (range) 8 (2-21) Sex, n (%) Male Female 40 (52) 37 (48) Race, n (%) White Asian Black Multiple Other Not specified 41 (53) 5 (6) 2 (3) 3 (4) 6 (8) 20 (26) Number of lines of prior systemic therapy Median (range) 1, n (%) 2, n (%) ≥3, n (%) 3 (1-9) 17 (22) 21 (27) 39 (51) Prior MAPK pathway targeted therapy, n (%) Prior MEK inhibitor Prior BRAF inhibitor Prior BRAF and MEK inhibitors‡ Any MAPK inhibitor 43 (56) 8* (10) 5 (7) 46 (60) BRAF alteration (n=77) Location (n=77) Optic pathway 51% Cerebral hemisphere 8% Brain stem 8% Deep midline structures 12% Other 16%† Cerebellum 6% 17% 83% June 5, 2023 data cutoff. *Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per fluorescence in situ hybridization or in situ hybridization. †Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. ‡The 5 patients that had previously received both a MEK inhibitor and also a BRAF inhibitor are recorded in both the “Prior MEK inhibitor” and “Prior BRAF inhibitor” groups. MAPK, mitogen-activated protein kinase. FIREFLY-1 baseline patient characteristics

Maximum change in tumor size (%) RAPNO-LGG Maximum change in tumor size (%) RANO-LGG Maximum change in tumor size (%) RANO-HGG June 5, 2023 data cutoff. BOR, best overall response; CBR, clinical benefit rate; CI, confidence interval; CR, complete response; DOR, duration of response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MR, minor response; n/a, not applicable; NE, not evaluable; NR, not reached; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; TTR, time to response. * ORR, CBR and BOR for RAPNO-LGG and RANO-LGG included MRs. Response (IRC) RAPNO-LGG n=76 RANO-LGG N=76 RANO-HGG N=69 ORR,* n (%) 95% CI 39 (51) 40-63 40 (53) 41-64 46 (67) 54-78 CBR,* n (%) SD of any length of time SD ≥12 months 62 (82) 43 (57) 63 (83) 46 (61) 64 (93) 54 (78) BOR,* n (%) CR PR MR SD SD <12 months SD ≥12 months PD NE 0 28 (37) 11 (14) 23 (30) 19 (25) 4 (5) 13 (17) 1 (1) 0 20 (26) 20 (26) 23 (30) 17 (22) 6 (8) 11 (14) 2 (3) 12 (17) 34 (49) n/a 18 (26) 10 (14) 8 (12) 4 (6) 1 (1) Median DOR, months 95% CI 13.8 11.3-NR 14.4 11.0-NR 16.6 11.6-NR Median TTR, months Range 5.3 1.6-11.2 5.5 1.6-11.3 3.0 2.6-16.6 Tumor response to tovorafenib using RAPNO-LGG, RANO-LGG and RANO-HGG

5.3 Months 13.8 Months Median time to response Median duration of treatment Duration of tovorafenib therapy for all patients with RAPNO-LGG evaluable lesions Patients Overall treatment duration (months) June 5, 2023 data cutoff.

June 5, 2023 data cutoff. 3.0 Months 16.6 Months Median time to response Median duration of treatment Duration of tovorafenib therapy for all patients with RANO-HGG evaluable lesions Patients Overall treatment duration (months)

June 5, 2023 data cutoff. Patients Overall treatment duration (months) 5.5 Months 14.4 Months Median time to response Median duration of treatment Duration of tovorafenib therapy for all patients with RANO-LGG evaluable lesions

RAPNO-LGG2 RANO-LGG3,4 RANO-HGG1 Response (IRC) n n n ORR,* n (%) 76 39 (51) 76 40 (53) 69 46 (67) BRAF fusion 64 33 (52) 64 33 (52) 59 41 (69) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 22 (49) 45 23 (51) 41 29 (71) MAPKi-naive 31 17 (55) 31 17 (55) 28 17 (61) CBR,* n (%) (SD of any length of time) 76 62 (82) 76 63 (83) 69 64 (93) BRAF fusion 64 53 (83) 64 53 (83) 59 55 (93) BRAF mutation 12 9 (75) 12 10 (83) 10 9 (90) Prior MAPKi 45 38 (84) 45 38 (84) 41 37 (90) MAPKi-naive 31 24 (77) 31 25 (81) 28 27 (96) CBR,* n (%) (SD ≥12 months) 76 43 (57) 76 46 (61) 69 54 (78) BRAF fusion 64 37 (58) 64 39 (61) 59 49 (83) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 25 (56) 45 26 (58) 41 33 (80) MAPKi-naive 31 18 (58) 31 20 (65) 28 21 (75) Median DOR, months (95% CI)** 39 13.8 (11.3-NR) 40 14.4 (11.0-NR) 46 16.6 (11.6-NR) BRAF fusion 33 13.8 (11.3-NR) 33 16.3 (11.0-NR) 41 16.8 (11.6-NR) BRAF mutation 6 NR (8.4-NR) 7 12.0 (8.4-NR) 5 15.1 (8.3-NR) Prior MAPKi 22 13.8 (11.3-NR) 23 12.0 (8.5-NR) 29 15.1 (9.0-16.8) MAPKi-naive 17 NR (8.4-NR) 17 16.3 (8.4-NR) 17 NR (11.6-NR) June 5, 2023 data cutoff. 1 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 2 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 3 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. 4 Wen PY, et al. J. Clin Oncol. 2017;35(21),2439-2449. * ORR, CBR for RAPNO-LGG and RANO-LGG included MRs. ** the 95% CI were calculated using Kaplan-Meier method. Tumor response to tovorafenib across three assessment criteria were consistent across BRAF fusion and mutation patients, and patients with prior MAPK treament

TEAEs TRAEs Preferred Term, n (%) Any Grade Grade ≥3 Any Grade Grade ≥3 Any AE 137 (100) 86 (63) 134 (98) 58 (42) Hair color changes 104 (76) 0 104 (76) 0 Anemia 81 (59) 15 (11) 67 (49) 14 (10) Elevated CPK 80 (58) 16 (12) 77 (56) 16 (12) Fatigue 76 (55) 6 (4) 60 (44) 6 (4) Vomiting 68 (50) 6 (4) 28 (20) 3 (2) Hypophosphatemia 64 (47) 0 48 (35) 0 Headache 61 (45) 2 (1) 29 (21) 0 Maculo-papular rash 60 (44) 11 (8) 56 (41) 11 (8) Pyrexia 53 (39) 5 (4) 17 (12) 1 (1) Dry skin 49 (36) 0 45 (33) 0 Elevated LDH 48 (35) 0 42 (31) 0 Increased AST 47 (34) 4 (3) 41 (30) 4 (3) Constipation 45 (33) 0 31 (23) 0 Nausea 45 (33) 0 25 (18) 0 Upper RTI 43 (31) 2 (1) 2 (1) 0 Dermatitis acneiform 42 (31) 1 (1) 41 (30) 1 (1) Epistaxis 42 (31) 1 (1) 27 (20) 0 Decreased appetite 39 (28) 5 (4) 28 (20) 4 (3) Paronychia 36 (26) 2 (1) 32 (23) 2 (1) Pruritus 35 (26) 1 (1) 32 (23) 1 (1) COVID-19 34 (25) 0 0 0 The most common reasons for discontinuation were tumor hemorrhage (3 patients) and decrease in growth velocity (2 patients) 33 patients (24%) had TRAEs leading to dose reduction; 50 patients (37%) had TRAEs leading to dose interruption Median duration of dose interruption was 2 weeks 9 patients (7%) had TRAEs leading to discontinuation June 5, 2023 data cutoff. Treatment-emergent AEs ≥25% any grade in arms 1 & 2. AE, adverse event; ALT, Alanine transaminase; AST, aspartate aminotransferase; COVID-19, Coronavirus disease 2019; CPK, creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events; TRAEs, treatment-related adverse events. Tovorafenib safety data (n=137)